Filed pursuant to Rule 497(e)
Registration Nos. 333-57548; 811-10319

Supplement dated April 20, 2018
to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
each dated October 13, 2017
for the USA Mutuals Navigator Fund (the “Fund”),
a series of USA Mutuals

This supplement makes the following amendments to disclosures in the Summary Prospectus, Prospectus and SAI.

Effective May 1, 2018, Mr. Jordan Waldrep has been added as a co-portfolio manager of the Fund.  Accordingly, the Summary Prospectus, Prospectus and SAI are revised as described below.

Summary Prospectus and Prospectus - Performance

The following replaces the first paragraph in the “Performance” section:

Simultaneous with the commencement of the Fund’s investment operations on October 13, 2017, the Goldman Navigator Fund, L.P., a limited partnership managed by Mr. Steven Goldman (the “Predecessor Partnership”), converted into the Institutional Class shares of the Fund by contributing all of its assets to the Fund in exchange for Institutional Class shares of the Fund.  From its inception in 2002 through 2012, the Predecessor Partnership was managed as a proprietary account of Mr. Goldman, and was converted to a limited partnership in 2012.  From its inception in 2002 through October 13, 2017, the Predecessor Partnership maintained investment policies, objectives, guidelines, and restrictions that were, in all material respects, equivalent to those of the Fund, and at the time of the conversion, the Predecessor Partnership was managed by the same portfolio manager as the Fund.  Mr. Goldman managed the Predecessor Partnership since its inception in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund.  The Fund’s performance for periods before October 13, 2017 is that of the Predecessor Partnership and includes the expenses of the Predecessor Partnership.  The performance includes gains or losses plus income and the reinvestment of all dividends and interest.  All returns reflect the deduction of all actual fees and expenses, paid by the Predecessor Partnership, without provision for state or local taxes.  If the Predecessor Partnership’s performance was adjusted to reflect the projected first year expenses of the Fund, the performance for all periods would have been lower than that stated.

Summary Prospectus and Prospectus - Portfolio Managers

Mr. Steven Goldman, portfolio manager, has been the portfolio manager responsible for the day-to-day management of the Fund since the Fund commenced operations in October 2017.  Mr. Jordan Waldrep, portfolio manager, is a co-portfolio manager of the Fund and has co-managed the Fund since May 1, 2018.

Prospectus - Management of the Fund – Portfolio Managers

Mr. Jordan Waldrep, Portfolio Manager, is a co-portfolio manager responsible for the day-to-day portfolio management of and investment research for the Fund.  He has managed the Fund since May 1, 2018.  Mr. Waldrep has over 18 years of investment experience.  He was the portfolio manager of Blackfin Capital (“Blackfin”) from March 2014 through August 2017.  Prior to Blackfin, he was an analyst and trader at Hourglass Capital since 2008.  Mr. Waldrep is a member of the CFA Institute and the CFA Society of Dallas and Fort Worth.  He is a Chartered Financial Analyst.  Mr. Waldrep received a BA in Biology and History from Texas A&M University and an MBA from the University of Texas McCombs School of Business.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

SAI - Management of the Fund – Portfolio Managers

Mr. Steven Goldman and Mr. Jordan Waldrep serve as the portfolio managers of the Fund (the “Portfolio Managers”) and are responsible for the portfolio management of and investment research for the Fund.

Other Accounts Managed by the Portfolio Managers
The following provides information regarding other accounts managed by the Portfolio Managers as of March 31, 2018:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance

Steven Goldman
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	31	$55 million	31	$55 million

Jordan Waldrep
Other Registered Investment Companies	1	$235 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Potential Conflicts of Interest by the Portfolio Managers
Where conflicts of interest arise between the Fund and other accounts managed by the Portfolio Managers, the Portfolio Managers will proceed in a manner that ensures that the Fund will not be treated materially less favorably.  The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Managers could favor one account over another.  Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Fund.  A potential conflict of interest could also arise from the Portfolio Managers receiving performance-based fees from other pooled investment vehicles and not receiving a performance-based fee from the Fund.  However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Portfolio Managers’ Compensation
The Portfolio Managers are compensated by the Advisor from the advisory fee.

Ownership of Fund Shares by the Portfolio Managers
As of March 31, 2018, the Portfolio Managers beneficially owned shares of the Fund as follows:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Steven Goldman	Over $1,000,000
Jordan Waldrep	$1–$10,000

Please retain this supplement with your Summary Prospectus, Prospectus and SAI.